UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-4563

                        Oppenheimer Limited-Term Government Fund
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
                    (Address of principal executive offices)
                                                (Zip code)
                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
                  498 Seventh Avenue, New York, New York 10018
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code: (303) 768-3200
                                                    --------------

Date of fiscal year end:  September 30

Date of reporting period:  October 1, 2002 - September 30, 2003



ITEM 1.  REPORTS TO STOCKHOLDERS.

FUND PERFORMANCE DISCUSSION

How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund's performance during its fiscal year ended September 30, 2003, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.
Management's Discussion of Fund Performance. For the fiscal year that ended September 30, 2003, two key factors positively impacted Oppenheimer Limited-Term Government Fund's performance, specifically during the last few months of the period. First, our decision to maintain slightly less duration, or interest-rate sensitivity, than many of our peers, proved to significantly benefit performance once rates began backing up in June.
   Second, the fact that we maintained our overweighted exposure to higher-coupon mortgage-backed securities (MBSs) through the end of the period also boosted performance. This was because as rates began to increase, mortgages as a whole--which were generally comprised of lower-coupon mortgages at that time--underperformed other non-Treasury securities significantly, as the market expected these lower-coupon securities to prepay much more slowly. As a result, they extended in duration, and their interest-rate risk increased dramatically, making them less attractive overall to investors.
   All of these conditions made higher-coupon MBSs more appealing to investors, and demand increased, helping them outperform their lower-coupon counterparts. Additionally, these securities made a recognizable impact on the portfolio's yield. Since we maintained our relative overweighted exposure to these higher-coupon MBSs, the Fund's performance overall benefited substantially.
   In addition, we received solid performance throughout the bulk of the period from our exposure to government agency debentures. Like mortgages, these securities outperformed Treasuries during the first half of the Fund's fiscal year and, consequently, our holdings in this area added to performance. In particular, the fact that we favored Fannie Mae securities within the mortgage arena also helped, as these securities slightly outperformed Freddie Mac securities.
   Conversely, one of the very same factors that added to performance at the end of the period actually proved to significantly detract from it throughout the first half of the year. The fact that we held less interest-rate sensitivity than many peer funds hurt Fund performance as rates continued to slide until June. The good news is, once rates reversed direction in June, the rebound was so significant, we generally regained the performance we lost up until that point. Likewise, while our emphasis on higher-coupon mortgage-backed securities substantially added to performance in the last few months of the period, it somewhat detracted from returns in the beginning of the year. Fortunately, once again, the gains we enjoyed in the last few months of the fiscal year from our

5  |  OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FUND PERFORMANCE DISCUSSION

higher-coupon mortgage holdings were substantial enough to balance out the losses we suffered earlier in the year.
   Finally, the Fund no longer pays a fixed dividend rate for its Class A shares. Instead, the Fund's dividend will vary with the income earned on the Fund's investments. The Fund's holdings, strategies and management are subject to change.
Comparing the Fund's Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until September 30, 2003. In the case of Class A and Class B shares, performance is measured over a ten-year period. In the case of Class C shares, performance is measured from inception of the Class on February 1, 1995. In the case of Class N shares, performance is measured from inception of the Class on March 1, 2001. In the case of Class Y shares, performance is measured from the inception of the Class on January 26, 1998. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions.
   The Fund's performance is compared to the performance of Lehman Brothers U.S. Government Bond Index and the Lehman Brothers 1-3 Year Government Bond Index. The Lehman Brothers U.S. Government Bond Index is a broad-based unmanaged index of U.S. Treasury issues, publicly-issued debt of U.S. Government agencies and quasi-public corporations and corporate debt guaranteed by the U.S. Government. This index is widely used to measure the performance of the U.S. Government securities market. The Lehman Brothers 1-3 Year Government Bond Index is an unmanaged sector index of U.S. Treasury issues, publicly-issued debt of U.S. Government agencies and quasi-public corporations and corporate debt guaranteed by the U.S. Government with maturities of one to three years. This secondary index comparison is included to reflect the adoption by the Fund, effective May 1, 1994, of the investment policy that the Fund will, under normal circumstances, seek to maintain a dollar-weighted average portfolio effective duration of not more than three years.
   Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the indices.

6  |  OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
     Oppenheimer Limited-Term Government Fund (Class A)
     Lehman Brothers U.S. Government Bond Index
     Lehman Brothers 1-3 Year Government Bond Index

[LINE CHART]
          Value of Investment   Lehman Brothers U.S.    Lehman Brothers 1-3 Year
Date           In Fund         Government Bond Index     Government Bond Index
09/30/1993       $9,650            $10,000                 $10,000
12/31/1993        9,701              9,966                  10,064
03/31/1994        9,732              9,666                  10,014
06/30/1994        9,654              9,556                  10,015
09/30/1994        9,722              9,596                  10,115
12/31/1994        9,747              9,630                  10,116
03/31/1995       10,112             10,083                  10,451
06/30/1995       10,323             10,708                  10,783
09/30/1995       10,502             10,898                  10,943
12/31/1995       10,763             11,396                  11,212
03/31/1996       10,797             11,138                  11,255
06/30/1996       10,884             11,191                  11,373
09/30/1996       11,084             11,380                  11,563
12/31/1996       11,289             11,712                  11,782
03/31/1997       11,398             11,617                  11,857
06/30/1997       11,690             12,019                  12,120
09/30/1997       11,929             12,422                  12,359
12/31/1997       12,149             12,835                  12,565
03/31/1998       12,311             13,028                  12,746
06/30/1998       12,472             13,371                  12,942
09/30/1998       12,847             14,111                  13,338
12/31/1998       12,985             14,099                  13,441
03/31/1999       13,065             13,898                  13,522
06/30/1999       13,082             13,779                  13,595
09/30/1999       13,204             13,871                  13,764
12/31/1999       13,277             13,784                  13,840
03/31/2000       13,415             14,246                  14,015
06/30/2000       13,625             14,469                  14,255
09/30/2000       13,908             14,867                  14,569
12/31/2000       14,251             15,610                  14,971
03/31/2001       14,542             16,002                  15,390
06/30/2001       14,665             15,964                  15,576
09/30/2001       15,157             16,838                  16,123
12/31/2001       15,239             16,738                  16,249
03/31/2002       15,341             16,633                  16,252
06/30/2002       15,672             17,371                  16,661
09/30/2002       16,023             18,528                  17,067
12/31/2002       16,159             18,663                  17,225
03/31/2003       16,236             18,862                  17,341
06/30/2003       16,297             19,340                  17,474
09/30/2003       16,345             19,186                  17,545

Average Annual Total Returns of Class A Shares of the Fund at 9/30/03* 1-Year -1.56% 5-Year 4.19% 10-Year 5.04%

Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
     Oppenheimer Limited-Term Government Fund (Class B)
     Lehman Brothers U.S. Government Bond Index
     Lehman Brothers 1-3 Year Government Bond Index

[LINE CHART]
         Value of Investment   Lehman Brothers U.S.     Lehman Brothers 1-3 Year
Date         In Fund          Government Bond Index      Government Bond Index
09/30/1993      $10,000             $10,000                  $10,000
12/31/1993       10,032               9,966                   10,064
03/31/1994       10,043               9,666                   10,014
06/30/1994        9,941               9,556                   10,015
09/30/1994        9,983               9,596                   10,115
12/31/1994        9,992               9,630                   10,116
03/31/1995       10,339              10,083                   10,451
06/30/1995       10,527              10,708                   10,783
09/30/1995       10,699              10,898                   10,943
12/31/1995       10,944              11,396                   11,212
03/31/1996       10,957              11,138                   11,255
06/30/1996       11,025              11,191                   11,373
09/30/1996       11,207              11,380                   11,563
12/31/1996       11,392              11,712                   11,782
03/31/1997       11,482              11,617                   11,857
06/30/1997       11,754              12,019                   12,120
09/30/1997       11,972              12,422                   12,359
12/31/1997       12,171              12,835                   12,565
03/31/1998       12,310              13,028                   12,746
06/30/1998       12,448              13,371                   12,942
09/30/1998       12,798              14,111                   13,338
12/31/1998       12,910              14,099                   13,441
03/31/1999       12,966              13,898                   13,522
06/30/1999       12,959              13,779                   13,595
09/30/1999       13,063              13,871                   13,764
12/31/1999       13,135              13,784                   13,840
03/31/2000       13,272              14,246                   14,015
06/30/2000       13,480              14,469                   14,255
09/30/2000       13,759              14,867                   14,569
12/31/2000       14,099              15,610                   14,971
03/31/2001       14,386              16,002                   15,390
06/30/2001       14,508              15,964                   15,576
09/30/2001       14,995              16,838                   16,123
12/31/2001       15,076              16,738                   16,249
03/31/2002       15,177              16,633                   16,252
06/30/2002       15,505              17,371                   16,661
09/30/2002       15,852              18,528                   17,067
12/31/2002       15,986              18,663                   17,225
03/31/2003       16,062              18,862                   17,341
06/30/2003       16,123              19,340                   17,474
09/30/2003       16,170              19,186                   17,545

Average Annual Total Returns of Class B Shares of the Fund at 9/30/03* 1-Year -2.85% 5-Year 3.96% 10-Year 4.92%

*See Notes on page 10 for further details.
The performance information for both indices in the graphs begins on 9/30/93 for Class A and Class B, 1/31/95 for Class C, 2/28/01 for Class N and 1/31/98 for Class Y.
Past performance cannot guarantee future results. Graphs are not drawn to same scale.

7  |  OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FUND PERFORMANCE DISCUSSION

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
     Oppenheimer Limited-Term Government Fund (Class C)
     Lehman Brothers U.S. Government Bond Index
     Lehman Brothers 1-3 Year Government Bond Index

[LINE CHART]
         Value of Investment    Lehman Brothers U.S.    Lehman Brothers 1-3 Year
Date           In Fund         Government Bond Index     Government Bond Index
02/01/1995      $10,000              $10,000                $10,000
03/31/1995       10,197               10,279                 10,193
06/30/1995       10,388               10,917                 10,516
09/30/1995       10,547               11,110                 10,673
12/31/1995       10,786               11,618                 10,935
03/31/1996       10,798               11,355                 10,977
06/30/1996       10,865               11,409                 11,092
09/30/1996       11,044               11,601                 11,277
12/31/1996       11,216               11,940                 11,491
03/31/1997       11,315               11,843                 11,565
06/30/1997       11,583               12,253                 11,821
09/30/1997       11,798               12,664                 12,053
12/31/1997       11,983               13,085                 12,255
03/31/1998       12,121               13,282                 12,431
06/30/1998       12,256               13,632                 12,623
09/30/1998       12,601               14,386                 13,009
12/31/1998       12,724               14,374                 13,109
03/31/1999       12,767               14,169                 13,188
06/30/1999       12,760               14,048                 13,259
09/30/1999       12,855               14,141                 13,424
12/31/1999       12,901               14,053                 13,498
03/31/2000       13,011               14,523                 13,669
06/30/2000       13,190               14,751                 13,903
09/30/2000       13,452               15,157                 14,209
12/31/2000       13,759               15,914                 14,601
03/31/2001       14,014               16,314                 15,010
06/30/2001       14,093               16,275                 15,191
09/30/2001       14,539               17,166                 15,725
12/31/2001       14,590               17,064                 15,847
03/31/2002       14,661               16,956                 15,850
06/30/2002       14,950               17,709                 16,250
09/30/2002       15,258               18,889                 16,646
12/31/2002       15,361               19,026                 16,800
03/31/2003       15,409               19,229                 16,913
06/30/2003       15,440               19,716                 17,043
09/30/2003       15,443               19,559                 17,112

Average Annual Total Returns of Class C Shares of the Fund at 9/30/03* 1-Year 0.21% 5-Year 4.15% Since Inception 5.14%

Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
     Oppenheimer Limited-Term Government Fund (Class N)
     Lehman Brothers U.S. Government Bond Index
     Lehman Brothers 1-3 Year Government Bond Index

[LINE CHART]
         Value of Investment   Lehman Brothers U.S.     Lehman Brothers 1-3 Year
Date          In Fund         Government Bond Index      Government Bond Index

03/01/2001     $10,000               $10,000                $10,000
03/31/2001      10,059                10,035                 10,081
06/30/2001      10,143                10,011                 10,202
09/30/2001      10,473                10,560                 10,561
12/31/2001      10,526                10,497                 10,643
03/31/2002      10,590                10,431                 10,645
06/30/2002      10,812                10,893                 10,913
09/30/2002      11,059                11,619                 11,179
12/31/2002      11,136                11,704                 11,283
03/31/2003      11,183                11,829                 11,359
06/30/2003      11,212                12,128                 11,446
09/30/2003      11,235                12,032                 11,492

Average Annual Total Returns of Class N Shares of the Fund at 9/30/03* 1-Year 0.59% Since Inception 4.62%

*See Notes on page 10 for further details.

8  |  OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
     Oppenheimer Limited-Term Government Fund (Class Y)
     Lehman Brothers U.S. Government Bond Index
     Lehman Brothers 1-3 Year Government Bond Index

[LINE CHART]
         Value of Investment    Lehman Brothers U.S.    Lehman Brothers 1-3 Year
Date         In Fund           Government Bond Index     Government Bond Index
01/26/1998     $10,000             $10,000                      $10,000
03/31/1998      10,075              10,001                       10,048
06/30/1998      10,215              10,265                       10,203
09/30/1998      10,530              10,832                       10,515
12/31/1998      10,651              10,823                       10,595
03/31/1999      10,728              10,669                       10,660
06/30/1999      10,752              10,578                       10,717
09/30/1999      10,862              10,648                       10,850
12/31/1999      10,932              10,581                       10,910
03/31/2000      11,056              10,936                       11,048
06/30/2000      11,240              11,107                       11,237
09/30/2000      11,482              11,413                       11,485
12/31/2000      11,771              11,983                       11,802
03/31/2001      12,018              12,284                       12,132
06/30/2001      12,132              12,255                       12,278
09/30/2001      12,537              12,926                       12,710
12/31/2001      12,616              12,849                       12,809
03/31/2002      12,700              12,768                       12,811
06/30/2002      13,002              13,335                       13,134
09/30/2002      13,306              14,223                       13,454
12/31/2002      13,429              14,326                       13,579
03/31/2003      13,520              14,480                       13,670
06/30/2003      13,572              14,846                       13,775
09/30/2003      13,626              14,728                       13,831

Average Annual Total Returns of Class Y Shares of the Fund at 9/30/03* 1-Year 2.41% 5-Year 5.29% Since Inception 5.60%

The performance information for both indices in the graphs begins on 9/30/93 for Class A and Class B, 1/31/95 for Class C, 2/28/01 for Class N and 1/31/98 for Class Y.

Past performance cannot guarantee future results. Graphs are not drawn to same scale.

9  |  OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES

In reviewing performance, please remember that past performance cannot guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial fluctuations, and current performance may be more or less than the results shown. For updates on the Fund's performance, visit our website at www.oppenheimerfunds.com.

Total returns and the ending account values in the graph includes changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.CALL OPP (1.800.225.5677) or visit the OppenheimerFunds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.

Class A shares of the Fund were first publicly offered on 3/10/86. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 3.50%. The Fund's maximum sales charge for Class A shares was lower prior to 2/23/94, so actual performance may have been higher.

Class B shares of the Fund were first publicly offered on 5/3/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 4% (1-year) and 1% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "since inception" return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 2/1/95. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the one-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the one-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.

Class Y shares of the Fund were first publicly offered on 1/26/98. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.

10  |  OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS  September 30, 2003

                                                                    Principal            Market Value
                                                                       Amount              See Note 1
-----------------------------------------------------------------------------------------------------
 Mortgage-Backed Obligations--58.1%
-----------------------------------------------------------------------------------------------------
 Government Agency--58.1%
-----------------------------------------------------------------------------------------------------
 FHLMC/FNMA/Sponsored--56.3%
 Federal Home Loan Mortgage Corp.:
 7%, 9/1/33 1                                                    $ 21,459,000            $ 22,659,363
 7.50%, 2/1/32                                                      1,993,899               2,133,492
 8%, 4/1/16                                                        11,383,692              12,310,656
 8.50%, 3/1/31                                                      3,539,241               3,806,501
 9%, 8/1/22-5/1/25                                                  2,825,550               3,143,842
 9.25%, 11/1/08                                                        74,533                  79,416
 10%, 12/25/10-8/1/21                                                 990,447               1,099,305
 11%, 11/1/20                                                         536,008                 611,454
 11.50%, 2/1/16-6/1/20                                                204,651                 232,745
 11.75%, 1/1/16-4/1/19                                                280,910                 318,146
 12%, 6/1/15                                                          235,813                 269,107
 12.50%, 7/1/19                                                       472,751                 542,832
 13%, 8/1/15                                                          531,602                 614,143
-----------------------------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp., Gtd. Mtg. Pass-Through
 Participation Certificates, Series 151, Cl. F, 9%, 5/15/21           337,481                 340,001
-----------------------------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg.
 Investment Conduit Multiclass Pass-Through Certificates:
 Series 2410, Cl. NE, 6.50%, 9/15/30                                7,850,000               8,265,275
 Series 2500, Cl. FD, 1.62%, 6/15/32 2                             10,175,288              10,266,583
 Series 2526, Cl. FE, 1.52%, 6/15/29 2                             11,285,227              11,350,177
 Series 2551, Cl. FD, 1.52%, 1/15/33 2                              9,814,330               9,852,510
-----------------------------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp., Interest-Only Stripped
 Mtg.-Backed Security, Series 206, Cl. IO, (27.604)%, 12/15/29 3    1,279,238                 207,886
-----------------------------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp., Structured Pass-Through
 Securities, Collateralized Mtg. Obligations:
 Series H003, Cl. A2, 1.88%, 1/15/07                                8,151,996               8,195,405
 Series H006, Cl. A1, 1.724%, 4/15/08 4                             9,098,910               9,109,327
 Series T-42, Cl. A2, 5.50%, 2/25/42                                4,927,686               5,033,592
-----------------------------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp./Government National Mortgage
 Assn., Gtd. Multiclass Mtg. Participation Certificates,
 Series 28, Cl. PG, 6.875%, 2/25/23                                 5,500,000               5,854,801
-----------------------------------------------------------------------------------------------------
 Federal National Mortgage Assn.:
 4.68%, 11/1/12 4                                                   4,946,990               5,016,736
 4.73%, 12/1/12 4                                                   4,228,814               4,303,371
 4.80%, 3/01/13                                                     2,975,014               3,041,351
 5%, 10/1/33 1                                                     18,904,000              18,909,898
 5.50%, 10/21/18-10/1/33 1                                        123,413,000             126,422,925
 5.863%, 1/1/12                                                    16,705,501              18,441,327
 6%, 10/25/33 1                                                   196,565,000             202,892,034
 6.50%, 1/1/29-5/1/31                                              24,484,979              25,543,804
 6.50%, 10/1/33-11/25/33 1                                        352,192,000             366,973,835
 6.95%, 10/1/06                                                     2,414,897               2,661,662
 7%, 7/1/13-4/1/30                                                 15,382,949              16,279,124
 7%, 10/25/33 1                                                   697,037,000             736,899,152
 7.50%, 10/1/29-1/1/30                                              2,436,500               2,601,546
 8%, 4/1/17-1/1/23                                                     45,047                  49,237
 8.50%, 7/1/32                                                      3,984,436               4,292,951
 9%, 8/1/19                                                            54,797                  61,127
 9.50%, 11/1/21                                                        52,264                  58,297



11  |  OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS  Continued

                                                                    Principal            Market Value
                                                                       Amount              See Note 1
-----------------------------------------------------------------------------------------------------
 FHLMC/FNMA/Sponsored Continued
 Federal National Mortgage Assn.: Continued
 10.50%, 12/1/14                                                 $    326,714          $      363,537
 11%, 11/1/15-7/20/19                                               3,481,801               3,965,634
 11.25%, 6/1/14-2/15/16                                               551,198                 630,027
 11.50%, 7/15/19-11/17/20                                           1,480,786               1,698,733
 11.75%, 7/1/11-8/1/13                                                 51,275                  58,499
 12%, 1/1/16-8/1/16                                                 1,250,435               1,433,491
 12.50%, 8/1/15-12/1/15                                               448,441                 518,213
 13%, 8/15/15-8/1/26                                                  911,498               1,058,882
-----------------------------------------------------------------------------------------------------
 Federal National Mortgage Assn. Grantor Trust, Commercial Mtg.
 Obligations, Trust 2001-T6, Cl. B, 6.088%, 5/25/11                10,125,000              11,444,750
-----------------------------------------------------------------------------------------------------
 Federal National Mortgage Assn., Collateralized Mtg.
 Obligations:
 Trust 2002-28, Cl. PG, 6.50%, 1/25/27                              1,973,480               1,972,795
 Trust 2003-21, Cl. FK, 1.52%, 3/25/33 2                            1,448,029               1,452,316
-----------------------------------------------------------------------------------------------------
 Federal National Mortgage Assn., Collateralized Mtg.
 Obligations, Gtd. Real Estate Mtg. Investment Conduit
 Pass-Through Certificates:
 Trust 1992-34, Cl. G, 8%, 3/25/22                                    641,074                 682,404
 Trust 1994-27, Cl. PH, 6.50%, 9/25/22                              1,917,315               1,947,173
 Trust 2001-44, Cl. ML, 6.50%, 6/25/29                              1,860,801               1,865,640
 Trust 2001-50, Cl. LD, 6.50%, 5/25/30                             10,000,000              10,220,451
 Trust 2002-52, Cl. FD, 1.62%, 9/25/32 2                           13,424,667              13,470,329
 Trust 2002-77, Cl. WF, 1.52%, 12/18/32 2                          17,108,702              17,157,238
-----------------------------------------------------------------------------------------------------
 Federal National Mortgage Assn., Gtd. Real Estate Mtg.
 Investment Conduit Pass-Through Certificates:
 Trust 1988-7, Cl. Z, 9.25%, 4/25/18                                  235,232                 264,970
 Trust 1991-109, Cl. Z, 8.50%, 9/25/21                                342,436                 375,297
 Trust 1991-169, Cl. PK, 8%, 10/25/21                                  22,141                  22,223
-----------------------------------------------------------------------------------------------------
 Federal National Mortgage Assn., Gtd. Real Estate Mtg.
 Investment Conduit Pass-Through Certificates Interest-Only
 Stripped Mtg.-Backed Security, Trust 2001-T4, Cl. IO, (14.504)%,
 7/25/28 3,4                                                       21,806,649                 558,795
-----------------------------------------------------------------------------------------------------
 Federal National Mortgage Assn., Interest-Only Stripped
 Mtg.-Backed Security, Trust 321, Cl. 2, (9.30)%, 3/1/32 3         13,415,660               1,989,616
-----------------------------------------------------------------------------------------------------
 Federal National Mortgage Assn., Stripped Mtg.-Backed Security,
 Trust G, Cl. 2, 11.50%, 3/1/09                                       365,620                 417,256
                                                                                       --------------
                                                                                        1,724,313,205

-----------------------------------------------------------------------------------------------------
 GNMA/Guaranteed--1.8%
 Government National Mortgage Assn.:
 6.50%, 1/15/24                                                     1,008,516               1,064,746
 7%, 1/15/09-1/20/30                                               13,221,115              14,071,185
 7.50%, 1/15/28-9/15/28                                             4,549,100               4,874,800
 8%, 9/15/07-10/15/28                                               1,660,031               1,794,450
 8.50%, 8/15/17-9/15/21                                             3,753,097               4,153,047
 9.50%, 9/15/17                                                        19,689                  21,875
 10.50%, 2/15/16-7/15/21                                              350,575                 399,349
 11%, 10/20/19                                                        584,981                 665,520
 11.50%, 1/15/13-7/15/19                                              153,862                 175,904
 13%, 2/15/11-9/15/14                                                  16,890                  19,703



12  |  OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

                                                                    Principal            Market Value
                                                                       Amount              See Note 1
-----------------------------------------------------------------------------------------------------
 GNMA/Guaranteed Continued
 Government National Mortgage Assn., Commercial Mtg. Obligations,
 Trust 2002-9, Cl. A, 4.691%, 6/16/16                            $ 27,355,367          $   28,931,439
                                                                                       --------------
                                                                                           56,172,018
                                                                                       --------------
 Total Mortgage-Backed Obligations (Cost $1,759,524,480)                                1,780,485,223

-----------------------------------------------------------------------------------------------------
 U.S. Government Obligations--78.6%

 Federal Home Loan Bank Unsec. Bonds:
 4.125%, 5/13/05                                                   51,100,000              53,243,849
 Series 1Y06, 2.375%, 2/15/06                                      75,000,000              75,848,025
-----------------------------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp. Unsec. Nts.:
 2.375%, 4/15/06                                                   62,000,000              62,610,390
 4.50%, 1/15/13                                                    21,950,000              22,247,730
 4.50%, 7/15/13 5                                                  21,950,000              22,209,252
 4.875%, 3/15/07 6                                                155,300,000             167,715,148
 5.50%, 7/15/06                                                    32,700,000              35,695,287
 5.75%, 4/29/09                                                    25,000,000              25,583,725
-----------------------------------------------------------------------------------------------------
 Federal National Mortgage Assn. Unsec. Nts.:
 4.25%, 7/15/07                                                    53,630,000              56,769,232
 5.25%, 6/15/06-3/22/07                                           122,700,000             131,531,716
 5.50%, 2/15/06                                                   216,030,000             234,338,543
 6.375%, 6/15/09                                                   36,400,000              41,968,399
 7.25%, 1/15/10                                                    25,050,000              30,143,091
-----------------------------------------------------------------------------------------------------
 Tennessee Valley Authority Bonds:
 4.75%, 7/15/04                                                     3,320,000               3,410,610
 5.375%, 11/13/08                                                  19,700,000              21,722,402
-----------------------------------------------------------------------------------------------------
 U.S. Treasury Bonds:
 5.50%, 8/15/28                                                     6,272,000               6,720,354
 6.125%, 11/15/27                                                   3,669,000               4,250,738
 6.25%, 5/15/30                                                     3,449,000               4,093,670
 6.875%, 8/15/25                                                   65,910,000              82,820,067
 9.25%, 2/15/16                                                     7,250,000              10,672,515
 STRIPS, 4.90%, 2/15/16 7                                           8,630,000               4,828,010
 STRIPS, 5.91%, 11/15/24 7                                         11,820,000               3,835,578
-----------------------------------------------------------------------------------------------------
 U.S. Treasury Nts.:
 1.625%, 3/31/05                                                  363,947,000             366,293,002
 1.75%, 12/31/04                                                  100,000,000             100,796,900
 2.625%, 5/15/08                                                   55,580,000              55,451,944
 3%, 11/15/07 5                                                    53,190,000              54,301,618
 3.50%, 11/15/06 5                                                147,250,000             153,905,111
 4.375%, 5/15/07 5                                                 42,735,000              45,890,082
 5.75%, 8/15/10 5                                                  20,844,000              23,870,465
 6.50%, 2/15/10                                                    17,950,000              21,306,524
 6.875%, 5/15/06                                                  228,500,000             258,348,041
 7%, 7/15/06                                                      198,600,000             226,311,055
                                                                                       --------------
 Total U.S. Government Obligations (Cost $2,374,128,810)                                2,408,733,073



13  |  OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS  Continued


                                                                                     Principal      Market Value
                                                                                        Amount        See Note 1
-----------------------------------------------------------------------------------------------------------------
 Joint Repurchase Agreements--10.1% 8

 Undivided interest of 28.10% in joint repurchase agreement (Principal
 Amount/Market Value $1,104,177,000, with a maturity value of $1,104,207,672)
 with PaineWebber, Inc., 1%, dated 9/30/03, to be repurchased at $310,258,618 on
 10/1/03, collateralized by Federal National Mortgage Assn., 5.50%,
 6/1/33--10/1/33, with a value of $964,587,698 and Federal Home Loan Mortgage
 Corp., 5%, 9/1/33, with a value of $162,660,094
 (Cost $310,250,000)                                                              $310,250,000      $310,250,000

-----------------------------------------------------------------------------------------------------------------
 Total Investments, at Value (Cost $4,443,903,290)                                       146.8%    4,499,468,296
-----------------------------------------------------------------------------------------------------------------
 Liabilities in Excess of Other Assets                                                   (46.8)   (1,435,304,523)
                                                                                  -------------------------------

 Net Assets                                                                              100.0%  $ 3,064,163,773
                                                                                  ===============================



Footnotes to Statement of Investments
1. Delayed settlement security to be delivered and settled after September 30, 2003. See Note 1 of Notes to Financial Statements.
2. Represents the current interest rate for a variable or increasing rate security.
3. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $2,756,297 or 0.09% of the Fund's net assets as of September 30, 2003.
4. Identifies issues considered to be illiquid. See Note 6 of Notes to Financial Statements.
5. Partial or fully-loaned security--See Note 7 of Notes to Financial
Statements.
6. Securities with an aggregate market value of $17,603,071 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.
7. Zero coupon bond reflects effective yield on the date of purchase.
8. The Fund may have elements of risk due to concentrated investments. Such concentrations may subject the Fund to additional risks.

See accompanying Notes to Financial Statements.




14  |  OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF ASSETS AND LIABILITIES  September 30, 2003


--------------------------------------------------------------------------------------------------------------
 Assets

 Investments, at value (cost $4,443,903,290)--see accompanying statement                       $4,499,468,296
--------------------------------------------------------------------------------------------------------------
 Cash                                                                                               1,541,148
--------------------------------------------------------------------------------------------------------------
 Collateral for securities loaned                                                                 188,298,660
--------------------------------------------------------------------------------------------------------------
 Receivables and other assets:
 Interest and principal paydowns                                                                   39,184,612
 Shares of beneficial interest sold                                                                 3,389,057
 Other                                                                                                150,891
                                                                                               ---------------
 Total assets                                                                                   4,732,032,664

--------------------------------------------------------------------------------------------------------------
 Liabilities

 Return of collateral for securities loaned                                                       188,298,660
--------------------------------------------------------------------------------------------------------------
 Payables and other liabilities:
 Investments purchased (including $1,444,412,816 purchased on a delayed settlement basis)       1,451,540,088
 Shares of beneficial interest redeemed                                                            14,990,029
 Futures margins                                                                                    8,846,729
 Distribution and service plan fees                                                                 1,849,863
 Dividends                                                                                          1,278,364
 Transfer and shareholder servicing agent fees                                                        496,494
 Shareholder reports                                                                                  200,293
 Trustees' compensation                                                                                17,654
 Other                                                                                                350,717
                                                                                               ---------------
 Total liabilities                                                                              1,667,868,891

--------------------------------------------------------------------------------------------------------------
 Net Assets                                                                                    $3,064,163,773
                                                                                               ===============


--------------------------------------------------------------------------------------------------------------
 Composition of Net Assets

 Par value of shares of beneficial interest                                                    $      296,937
--------------------------------------------------------------------------------------------------------------
 Additional paid-in capital                                                                     3,058,785,640
--------------------------------------------------------------------------------------------------------------
 Undistributed net investment income                                                                6,124,042
--------------------------------------------------------------------------------------------------------------
 Accumulated net realized loss on investment transactions                                         (16,038,302)
--------------------------------------------------------------------------------------------------------------
 Net unrealized appreciation on investments                                                        14,995,456
                                                                                               ---------------
 Net Assets                                                                                    $3,064,163,773
                                                                                               ===============




15  |  OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF ASSETS AND LIABILITIES  Continued


-------------------------------------------------------------------------------------------------------------------
 Net Asset Value Per Share

 Class A Shares:
 Net asset value and redemption price per share (based on net assets of $1,369,363,885
 and 132,618,927 shares of beneficial interest outstanding)                                                 $10.33
 Maximum offering price per share (net asset value plus sales charge of 3.50% of offering price)            $10.70
-------------------------------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge)
 and offering price per share (based on net assets of $723,563,741 and 70,100,378 shares
 of beneficial interest outstanding)                                                                        $10.32
-------------------------------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge)
 and offering price per share (based on net assets of $685,734,522 and 66,545,890 shares
 of beneficial interest outstanding)                                                                        $10.30
-------------------------------------------------------------------------------------------------------------------
 Class N Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge)
 and offering price per share (based on net assets of $43,645,240 and 4,231,036 shares
 of beneficial interest outstanding)                                                                        $10.32
-------------------------------------------------------------------------------------------------------------------
 Class Y Shares:
 Net asset value, redemption price and offering price per share (based on net assets
 of $241,856,385 and 23,440,572 shares of beneficial interest outstanding)                                  $10.32



 See accompanying Notes to Financial Statements.


16  |  OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF OPERATIONS  For the Year Ended September 30, 2003


-----------------------------------------------------------------------------------
 Investment Income

 Interest                                                              $97,542,048

-----------------------------------------------------------------------------------
 Expenses

 Management fees                                                        13,226,495
-----------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                 3,625,332
 Class B                                                                 8,007,658
 Class C                                                                 7,329,450
 Class N                                                                   179,553
-----------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                                 2,612,134
 Class B                                                                 1,447,016
 Class C                                                                   847,109
 Class N                                                                    94,185
-----------------------------------------------------------------------------------
 Shareholder reports                                                       552,179
-----------------------------------------------------------------------------------
 Trustees' compensation                                                     76,579
-----------------------------------------------------------------------------------
 Custodian fees and expenses                                                62,145
-----------------------------------------------------------------------------------
 Accounting service fees                                                    12,000
-----------------------------------------------------------------------------------
 Other                                                                     339,543
                                                                       ------------
 Total expenses                                                         38,411,378
 Less reduction to custodian expenses                                      (21,791)
                                                                       ------------
 Net expenses                                                           38,389,587


-----------------------------------------------------------------------------------
 Net Investment Income                                                  59,152,461


-----------------------------------------------------------------------------------
 Realized and Unrealized Gain (Loss)

 Net realized gain (loss) on:
 Investments                                                            44,648,303
 Closing of futures contracts                                           (9,656,502)
                                                                       ------------
 Net realized gain                                                      34,991,801
-----------------------------------------------------------------------------------
 Net change in unrealized appreciation on:
 Investments                                                           (20,920,357)
 Futures contracts                                                     (23,105,959)
                                                                       ------------
 Net change in unrealized appreciation                                 (44,026,316)


-----------------------------------------------------------------------------------
 Net Increase in Net Assets Resulting from Operations                  $50,117,946
                                                                       ============




 See accompanying Notes to Financial Statements.




17  |  OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENTS OF CHANGES IN NET ASSETS


 Year Ended September 30,                                                     2003                 2002
--------------------------------------------------------------------------------------------------------
 Operations

 Net investment income                                              $   59,152,461       $   77,889,539
--------------------------------------------------------------------------------------------------------
 Net realized gain                                                      34,991,801           18,099,847
--------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation                                 (44,026,316)          16,676,665
                                                                    ------------------------------------
 Net increase in net assets resulting from operations                   50,117,946          112,666,051

--------------------------------------------------------------------------------------------------------
 Dividends and/or Distributions to Shareholders

 Dividends from net investment income:
 Class A                                                               (32,102,684)         (41,027,866)
 Class B                                                               (11,401,375)         (18,251,583)
 Class C                                                               (10,869,253)         (14,062,183)
 Class N                                                                  (643,343)            (333,306)
 Class Y                                                                (5,110,246)          (3,969,643)

--------------------------------------------------------------------------------------------------------
 Beneficial Interest Transactions

 Net increase (decrease) in net assets resulting from beneficial interest transactions:
 Class A                                                                18,458,944          553,085,210
 Class B                                                               (33,109,343)         325,308,920
 Class C                                                                31,132,187          400,658,811
 Class N                                                                19,655,069           21,937,359
 Class Y                                                               100,941,875           96,997,222

--------------------------------------------------------------------------------------------------------
 Net Assets

 Total increase                                                        127,069,777        1,433,008,992
--------------------------------------------------------------------------------------------------------
 Beginning of period                                                 2,937,093,996        1,504,085,004
                                                                    ------------------------------------
 End of period [including undistributed net investment income
 of $6,124,042 and $1,415,575, respectively]                        $3,064,163,773       $2,937,093,996
                                                                    ====================================



 See accompanying Notes to Financial Statements.




18  |  OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FINANCIAL HIGHLIGHTS

 Class A        Year Ended September 30,                    2003         2002       2001       2000           1999
---------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period                     $10.35       $10.22     $ 9.93     $10.03         $10.37
---------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                       .22          .44        .50        .64            .63
 Net realized and unrealized gain (loss)                    (.01)         .13        .37       (.13)          (.35)
                                                          -----------------------------------------------------------
 Total from investment operations                            .21          .57        .87        .51            .28
---------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                       (.23)        (.44)      (.58)       (.61)          (.62)
                                                          -----------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                            (.23)        (.44)      (.58)      (.61)          (.62)
---------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                           $10.33       $10.35     $10.22     $ 9.93         $10.03
                                                          ===========================================================

---------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 1                         2.01%        5.72%      8.98%      5.33%          2.78%


---------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)             $1,369,364   $1,355,382   $786,012   $627,495       $734,407
---------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                    $1,476,397   $  968,852   $681,977   $673,323       $696,607
---------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 2
 Net investment income                                      2.14%        4.27%      4.96%      6.46%          6.23%
 Total expenses                                             0.88% 3      0.88% 3    0.85% 3    0.83% 3        0.84% 3
---------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                      82%         161%        97%       121%           141%



1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
2. Annualized for periods of less than one full year.
3. Reduction to custodian expenses less than 0.01%.

See accompanying Notes to Financial Statements.

19  |  OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FINANCIAL HIGHLIGHTS  Continued



 Class B        Year Ended September 30,                    2003        2002       2001       2000         1999
------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period                     $10.35      $10.22     $ 9.93     $10.02       $10.37
------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                       .14         .37        .43        .57          .56
 Net realized and unrealized gain (loss)                    (.02)        .12        .36       (.12)        (.37)
                                                          --------------------------------------------------------
 Total from investment operations                            .12         .49        .79        .45          .19
------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                       (.15)       (.36)      (.50)      (.54)        (.54)
                                                          --------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                            (.15)       (.36)      (.50)      (.54)        (.54)
------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                           $10.32      $10.35     $10.22     $ 9.93       $10.02
                                                          ========================================================

------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 1                         1.14%       4.93%      8.17%      4.64%        1.91%


------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)               $723,564    $759,144   $425,088   $329,877     $399,692
------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                      $800,685    $523,711   $353,905   $360,003     $351,099
------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 2
 Net investment income                                      1.39%       3.50%      4.20%      5.70%        5.48%
 Total expenses                                             1.62% 3     1.63% 3    1.60% 3    1.59% 3      1.59% 3
------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                      82%        161%        97%       121%         141%



1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
2. Annualized for periods of less than one full year.
3. Reduction to custodian expenses less than 0.01%.

See accompanying Notes to Financial Statements.

20  |  OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

 Class C        Year Ended September 30,                    2003        2002       2001       2000         1999
------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period                     $10.33      $10.20     $ 9.92     $10.01       $10.35
------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                       .15         .36        .44        .57          .56
 Net realized and unrealized gain (loss)                    (.03)        .13        .34       (.12)        (.36)
                                                          --------------------------------------------------------
 Total from investment operations                            .12         .49        .78        .45          .20
------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                       (.15)       (.36)      (.50)      (.54)        (.54)
                                                          --------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                            (.15)       (.36)      (.50)      (.54)        (.54)
------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                           $10.30      $10.33     $10.20     $ 9.92       $10.01
                                                          ========================================================

------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 1                         1.21%       4.95%      8.08%      4.65%        2.01%


------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)               $685,735    $656,959   $248,537   $168,665     $210,616
------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                      $733,037    $407,864   $190,885   $184,442     $187,226
------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 2
 Net investment income                                      1.45%       3.43%      4.21%      5.70%        5.47%
 Total expenses                                             1.56% 3     1.62% 3    1.60% 3    1.59% 3      1.59% 3
------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                      82%        161%        97%       121%         141%



1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
2. Annualized for periods of less than one full year.
3. Reduction to custodian expenses less than 0.01%.

See accompanying Notes to Financial Statements.

21  |  OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FINANCIAL HIGHLIGHTS  Continued


 Class N        Year Ended September 30,                                2003         2002      2001 1
--------------------------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period                                 $10.35       $10.21      $10.06
--------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                                   .19          .37         .32
 Net realized and unrealized gain (loss)                                (.03)         .19         .15
                                                                      ----------------------------------
 Total from investment operations                                        .16          .56         .47
--------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                                   (.19)        (.42)       (.32)
                                                                      ----------------------------------
 Total dividends and/or distributions to shareholders                   (.19)        (.42)       (.32)
--------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                       $10.32       $10.35      $10.21
                                                                      ==================================

--------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                                     1.58%        5.60%       4.74%


--------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)                            $43,645      $24,101      $1,922
--------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                                   $35,965      $ 8,750      $  597
--------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment income                                                  1.75%        3.62%       5.29%
 Total expenses                                                         1.20% 4      1.11% 4     0.87% 4
--------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                                  82%         161%         97%



1. For the period from March 1, 2001 (inception of offering) to September 30, 2001.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
3. Annualized for periods of less than one full year.
4. Reduction to custodian expenses less than 0.01%.

See accompanying Notes to Financial Statements.

22  |  OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

 Class Y        Year Ended September 30,                    2003        2002      2001      2000           1999
------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period                     $10.34      $10.21    $ 9.93    $10.03         $10.37
------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                       .26         .47       .56       .68            .66
 Net realized and unrealized gain (loss)                    (.01)        .14       .33      (.13)          (.34)
                                                          --------------------------------------------------------
 Total from investment operations                            .25         .61       .89       .55            .32
------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                       (.27)       (.48)     (.61)     (.65)          (.66)
                                                          --------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                            (.27)       (.48)     (.61)     (.65)          (.66)
------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                           $10.32      $10.34    $10.21    $ 9.93         $10.03
                                                          ========================================================

------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 1                         2.41%       6.13%     9.19%     5.71%          3.15%


------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)               $241,856    $141,508   $42,527    $6,400            $69
------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                      $201,564    $ 86,883   $22,239    $4,178            $ 2
------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 2
 Net investment income                                      2.53%       4.54%     5.14%     6.78%          6.75%
 Total expenses                                             0.44% 3     0.49% 3   0.71% 3   0.51% 3        0.60% 3
------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                      82%        161%       97%      121%           141%



1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
2. Annualized for periods of less than one full year.
3. Reduction to custodian expenses less than 0.01%.

See accompanying Notes to Financial Statements.

23  |  OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS



--------------------------------------------------------------------------------
 1. Significant Accounting Policies
 Oppenheimer Limited-Term Government Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek high current return and safety of principal. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
    The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.
    The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
 Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
 Securities on a Delayed Settlement Basis. Delivery and payment for securities that have been purchased by the Fund on a delayed settlement basis can take place a month or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed settlement basis may increase the volatility of the


24  |  OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

 Fund's net asset value to the extent the Fund executes such purchases while remaining substantially fully invested. As of September 30, 2003, the Fund had entered into delayed settlement purchase commitments of $1,444,412,816.
    In connection with its ability to purchase securities on a delayed settlement basis, the Fund may enter into forward roll transactions with respect to mortgage-related securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund records the incremental difference between the forward purchase and sale of each forward roll as interest income or realized gain (loss) on investments.
    Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities to what was sold to the counterparty at redelivery; counterparty credit risk; and the potential pay down speed variance between the mortgage-related pools.
--------------------------------------------------------------------------------
 Joint Repurchase Agreements. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. Secured by U.S. government securities, these balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
--------------------------------------------------------------------------------
 Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
 Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

 The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.



25  |  OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS  Continued



--------------------------------------------------------------------------------
 1. Significant Accounting Policies Continued

                                                                                 Net Unrealized
                                                                                   Appreciation
                                                                               Based on Cost of
                                                                                 Securities and
              Undistributed       Undistributed           Accumulated         Other Investments
              Net Investment          Long-Term                  Loss        for Federal Income
              Income                       Gain    Carryforward 1,2,3              Tax Purposes
              ---------------------------------------------------------------------------------
              $6,862,738                    $--           $57,346,546               $55,565,005

 1. As of September 30, 2003, the Fund had $54,710,482 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of September 30, 2003, details of the capital loss carryforward(s) were as follows:

                              Expiring
                              ----------------------
                              2008       $ 1,794,205
                              2009        18,671,218
                              2011        34,245,059
                                         -----------
                              Total      $54,710,482
                                         ===========

 2. During the fiscal year September 30, 2003, the Fund did not utilize any capital loss carryforwards. During the fiscal year September 30, 2002, the Fund utilized $20,220,389 of capital loss carryforward to offset capital gains realized in that fiscal year.

 3. The Fund had $2,636,064 of straddle losses which were deferred.

 Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for September 30, 2003. Net assets of the Fund were unaffected by the reclassifications.

        To                             To                                   Net
        Ordinary                  Capital           Tax Return       Investment
        Income                       Loss           of Capital             Loss
        -----------------------------------------------------------------------
        $5,682,907             $5,682,907                  $--              $--

 The tax character of distributions paid during the years ended September 30, 2003 and September 30, 2002 was as follows:

                                             Year Ended              Year Ended
                                     September 30, 2003      September 30, 2002
        -----------------------------------------------------------------------
        Distributions paid from:
        Ordinary income                     $60,126,901             $77,644,581

 The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2003 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.



26  |  OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

          Federal tax cost of securities
          and other investments                    $5,535,916,352
                                                   ===============

          Gross unrealized appreciation            $   59,079,179
          Gross unrealized depreciation                (3,514,174)
                                                   ---------------
          Net unrealized appreciation              $   55,565,005
                                                   ===============

--------------------------------------------------------------------------------
 Trustees' Compensation. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or are invested in other selected Oppenheimer funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.
--------------------------------------------------------------------------------
 Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
--------------------------------------------------------------------------------
 Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
 Expense Offset Arrangement. The reduction of custodian fees represents earnings on cash balances maintained by the Fund.
--------------------------------------------------------------------------------
 Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
 Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.



27  |  OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS  Continued



--------------------------------------------------------------------------------
 2. Shares of Beneficial Interest
 The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                     Year Ended September 30, 2003           Year Ended September 30, 2002
                                      Shares                Amount             Shares               Amount
-----------------------------------------------------------------------------------------------------------
 Class A
 Sold                            100,461,351       $ 1,039,189,571         89,945,971        $ 920,690,581
 Dividends and/or
 distributions reinvested          2,504,365            25,899,896          3,173,807           32,458,828
 Redeemed                       (101,241,200)       (1,046,630,523)       (39,143,841)        (400,064,199)
                                ---------------------------------------------------------------------------
 Net increase                      1,724,516       $    18,458,944         53,975,937        $ 553,085,210
                                ===========================================================================

-----------------------------------------------------------------------------------------------------------
 Class B
 Sold                             29,213,322       $   302,173,190         47,211,672        $ 483,398,290
 Dividends and/or
 distributions reinvested            892,086             9,226,246          1,367,794           13,985,717
 Redeemed                        (33,341,136)         (344,508,779)       (16,851,036)        (172,075,087)
                                ---------------------------------------------------------------------------
 Net increase (decrease)          (3,235,728)      $   (33,109,343)        31,728,430        $ 325,308,920
                                ===========================================================================

-----------------------------------------------------------------------------------------------------------
 Class C
 Sold                             33,644,164       $   347,374,197         51,046,993        $ 521,483,236
 Dividends and/or
 distributions reinvested            805,763             8,316,702          1,026,580           10,481,675
 Redeemed                        (31,472,492)         (324,558,712)       (12,870,491)        (131,306,100)
                                ---------------------------------------------------------------------------
 Net increase                      2,977,435       $    31,132,187         39,203,082        $ 400,658,811
                                ===========================================================================

-----------------------------------------------------------------------------------------------------------
 Class N
 Sold                              3,877,790       $    40,070,323          2,482,486        $  25,408,057
 Dividends and/or
 distributions reinvested             56,238               580,959             31,840              325,779
 Redeemed                         (2,032,606)          (20,996,213)          (372,954)          (3,796,477)
                                ---------------------------------------------------------------------------
 Net increase                      1,901,422       $    19,655,069          2,141,372        $  21,937,359
                                ===========================================================================

-----------------------------------------------------------------------------------------------------------
 Class Y
 Sold                             13,011,063       $   134,494,322         12,564,013        $ 128,002,351
 Dividends and/or
 distributions reinvested              4,686                48,440              3,618               37,020
 Redeemed                         (3,256,157)          (33,600,887)        (3,052,363)         (31,042,149)
                                ---------------------------------------------------------------------------
 Net increase                      9,759,592       $   100,941,875          9,515,268        $  96,997,222
                                ===========================================================================


--------------------------------------------------------------------------------
 3. Purchases and Sales of Securities
 The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended September 30, 2003, were $3,123,068,924 and $3,094,164,450, respectively.


28  |  OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

--------------------------------------------------------------------------------
 4. Fees and Other Transactions with Affiliates
 Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at annual rate of 0.50% of the first $100 million of average annual net assets of the Fund, 0.45% of the next $150 million, 0.425% of the next $250 million, and 0.40% of average annual net assets in excess of $500 million. Effective July 1, 2002, the Board of Trustees accepted the Manager's proposal to voluntarily waive advisory fees at an annual rate equal to 0.10% or 0.05% of the Fund's average daily net assets when the Fund's performance percentile is in either the fourth or the fifth quintile of the Fund's Lipper peer group for the trailing one-year performance percentile at the end of the preceding quarter. The Manager and Board of Trustees agree to terminate the foregoing waiver upon the Fund reaching the third quintile. The waiver was terminated on December 17, 2002.
--------------------------------------------------------------------------------
 Accounting Fees. The Manager acts as the accounting agent for the Fund at an annual fee of $12,000, plus out-of-pocket costs and expenses reasonably incurred.
--------------------------------------------------------------------------------
 Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended September 30, 2003, the Fund paid $4,832,977 to OFS for services to the Fund.
    Additionally, Class Y shares are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
    OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.35% of average annual net assets for all classes. This undertaking may be amended or withdrawn at any time.
--------------------------------------------------------------------------------
 Distribution and Service Plan (12b-1) Fees. Under its General Distributor's Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

 The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                        Aggregate          Class A        Concessions       Concessions      Concessions      Concessions
                        Front-End        Front-End         on Class A        on Class B       on Class C       on Class N
                    Sales Charges    Sales Charges             Shares            Shares           Shares           Shares
                       on Class A      Retained by        Advanced by       Advanced by      Advanced by      Advanced by
 Year Ended                Shares      Distributor      Distributor 1     Distributor 1    Distributor 1    Distributor 1
-------------------------------------------------------------------------------------------------------------------------
 September 30, 2003    $4,827,184       $1,153,563         $1,128,086        $4,114,376       $2,423,455         $241,153


 1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.


29  |  OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS  Continued



--------------------------------------------------------------------------------
 4. Fees and Other Transactions with Affiliates Continued

                               Class A             Class B            Class C              Class N
                            Contingent          Contingent         Contingent           Contingent
                              Deferred            Deferred           Deferred             Deferred
                         Sales Charges       Sales Charges      Sales Charges        Sales Charges
                           Retained by         Retained by        Retained by          Retained by
 Year Ended                Distributor         Distributor        Distributor          Distributor
--------------------------------------------------------------------------------------------------
 September 30, 2003           $195,938          $2,378,915           $433,146             $163,150



--------------------------------------------------------------------------------
 Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. For the year ended September 30, 2003, expense under the Class A Plan totaled $3,625,332, all of which were paid by the Distributor to recipients, which included $32,140 retained by the Distributor and $246,409 which was paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
 Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares and the Fund pays the Distributor an annual asset-based sales charge of 0.25% per year on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan.

 Distribution fees paid to the Distributor for the year ended September 30, 2003, were as follows:

                                                                                     Distributor's
                                                                Distributor's            Aggregate
                                                                    Aggregate        Uncompensated
                                                                Uncompensated        Expenses as %
                        Total Expenses      Amount Retained          Expenses        of Net Assets
                            Under Plan       by Distributor        Under Plan             of Class
--------------------------------------------------------------------------------------------------
 Class B Plan               $8,007,658           $6,122,088       $ 6,352,623                 0.88%
 Class C Plan                7,329,450            3,519,753        12,508,004                 1.82
 Class N Plan                  179,553              160,957           848,668                 1.94



--------------------------------------------------------------------------------
 5. Futures Contracts
 A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a negotiated price on a stipulated future date. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices "financial futures" or debt securities "interest rate futures" in order to gain exposure to or protection from changes in market value of stock and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.


30  |  OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

    The Fund generally sells futures contracts as a hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying fixed income securities.
    Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or has expired.
    Cash held by the broker to cover initial margin requirements on open futures contracts is noted in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported on the Statement of Operations as closing and expiration of futures contracts. The net change in unrealized appreciation and depreciation is reported on the Statement of Operations.
    Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

 As of September 30, 2003, the Fund had outstanding futures contracts as follows:

                                   Expiration    Number of       Valuation as of          Unrealized
 Contract Description                   Dates    Contracts        Sept. 30, 2003        Depreciation
----------------------------------------------------------------------------------------------------
 Contracts to Sell
 U.S. Long Bonds                     12/19/03          578          $ 64,826,313         $ 4,263,136
 U.S. Treasury Nts., 2 yr.           12/29/03        1,386           298,812,938           2,737,456
 U.S. Treasury Nts., 5 yr.           12/19/03          158            17,928,063             573,343
 U.S. Treasury Nts., 10 yr.          12/19/03        6,198           710,445,750          32,995,615
                                                                                         -----------
                                                                                         $40,569,550
                                                                                         ===========


--------------------------------------------------------------------------------
 6. Illiquid Securities
 As of September 30, 2003, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of September 30, 2003 was $18,988,229, which represents 0.62% of the Fund's net assets.


31  |  OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS  Continued



--------------------------------------------------------------------------------
 7. Securities Lending
 The Fund lends portfolio securities from time to time in order to earn additional income. In return, the Fund receives collateral in the form of US Treasury obligations or cash, against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. As of September 30, 2003, the Fund had on loan securities valued at $185,947,093. Cash of $188,298,660 was received as collateral for the loans, and has been invested in approved instruments.

--------------------------------------------------------------------------------
 8. Borrowing and Lending Arrangements
 The Fund entered into an "interfund borrowing and lending arrangement" with other funds in the Oppenheimer funds complex, to allow funds to borrow for liquidity purposes. The arrangement was initiated pursuant to exemptive relief granted by the Securities and Exchange Commission to allow these affiliated funds to lend money to, and borrow money from, each other, in an attempt to reduce borrowing costs below those of bank loan facilities. Under the arrangement the Fund may lend money to other Oppenheimer funds and may borrow from other Oppenheimer funds at a rate set by the Fund's Board of Trustees, based upon a recommendation by the Manager. The Fund's borrowings, if any, are subject to asset coverage requirements under the Investment Company Act and the provisions of the SEC order and other applicable regulations. If the Fund borrows money, there is a risk that the loan could be called on one day's notice, in which case the Fund might have to borrow from a bank at higher rates if a loan were not available from another Oppenheimer fund. If the Fund lends money to another fund, it will be subject to the risk that the other fund might not repay the loan in a timely manner, or at all.
    The Fund had no interfund borrowings or loans outstanding during the year ended or at September 30, 2003.


32  |  OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

INDEPENDENT AUDITORS' REPORT



--------------------------------------------------------------------------------
 To the Board of Trustees and Shareholders of Oppenheimer Limited-Term Government Fund:
 We have audited the accompanying statement of assets and liabilities of Oppenheimer Limited-Term Government Fund, including the statement of investments, as of September 30, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Limited-Term Government Fund as of September 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.





 Deloitte & Touche LLP

 Denver, Colorado
 November 14, 2003


33  |  OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FEDERAL INCOME TAX INFORMATION  Unaudited


--------------------------------------------------------------------------------
 In early 2004, if applicable, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2003. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
    Dividends paid by the Fund during the fiscal year ended September 30, 2003 which are not designated as capital gain distribution, may be eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. In early 2004, shareholders of record will receive information regarding the percentage of distributions that are eligible for lower individual income tax rates. The amount will be the maximum amount allowed.
    The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

PORTFOLIO PROXY VOTING
POLICIES AND PROCEDURES  Unaudited

--------------------------------------------------------------------------------
 The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.225.5677, (ii) on the Fund's website at www.oppenheimerfunds.com, and (iii) on the SEC's website at www.sec.gov. In addition, the Fund will be required to file new Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The first such filing is due no later than August 31, 2004, for the twelve months ended June 30, 2004. Once filed, the Fund's Form N-PX filing will be available (i) without charge, upon request, by calling the Fund toll-free at 1.800.225.5677, and (ii) on the SEC's website at www.sec.gov.


34  |  OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

SHAREHOLDER MEETING  Unaudited


--------------------------------------------------------------------------------
 On October 3, 2003, a special shareholder meeting was held at which shareholders elected all of the nominated Trustees and approved proposal No. 2 as described in the Fund's proxy statement for the meeting.

--------------------------------------------------------------------------------
 Proposal No. 1
 The eleven persons named below to serve as Trustee of the Fund until their successors are elected and shall qualify:

 Nominee                                          For                   Withheld                        Total
-------------------------------------------------------------------------------------------------------------
 James C. Swain                       157,549,183.491              4,199,800.811              161,748,984.302
 John V. Murphy                       157,567,625.485              4,181,358.817              161,748,984.302
 William L. Armstrong                 157,570,235.297              4,178,749.005              161,748,984.302
 Robert G. Avis                       157,474,932.836              4,274,051.466              161,748,984.302
 George C. Bowen                      157,577,698.201              4,171,286.101              161,748,984.302
 Edward L. Cameron                    157,564,767.696              4,184,216.606              161,748,984.302
 Jon S. Fossel                        157,569,462.061              4,179,522.241              161,748,984.302
 Sam Freedman                         157,545,335.889              4,203,648.413              161,748,984.302
 Beverly L. Hamilton                  157,548,888.602              4,200,095.700              161,748,984.302
 Robert J. Malone                     157,587,077.716              4,161,906.586              161,748,984.302
 F. William Marshall, Jr.             157,544,982.611              4,204,001.691              161,748,984.302


                                                                                Broker
                       For           Against             Abstain             Non-Votes                   Total
--------------------------------------------------------------------------------------------------------------
 Proposal No. 2
 Approval of the amendment to eliminate the Fund's fundamental investment policy on investing in U.S.
 government securities:
           112,778,240.710    14,208,173.370       8,012,171.222        26,750,399.000         161,748,984.302




35  |  OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

TRUSTEES AND OFFICERS  Unaudited

-----------------------------------------------------------------------------------------------------------------------------------
Name, Position(s) Held with     Principal Occupation(s) During Past 5 Years; Other Trusteeships/Directorships Held
Fund, Length of Service, Age    by Trustee; Number of Portfolios in Fund Complex Currently Overseen by Trustee

INDEPENDENT                     The address of each Trustee in the chart below is 6803 S. Tucson Way,
TRUSTEES                        Centennial, CO 80112-3924. Each Trustee serves for an indefinite term, until his or her resignation, retirement, death or removal.

James C. Swain,                 Formerly, Chief Executive Officer (until August 27, 2002) of the Board II Funds,
Chairman and Trustee            Vice Chairman (until January 2, 2002) of OppenheimerFunds, Inc. (the Manager)
(since 1986)                    and President and a director (until 1997) of Centennial Asset Management
Age: 69                         Corporation (a wholly-owned investment advisory subsidiary of the Manager).
                                Oversees 41 portfolios in the OppenheimerFunds complex.

William L. Armstrong,           Chairman of the following private mortgage banking companies: Cherry Creek
Vice Chairman and Trustee       Mortgage Company (since 1991), Centennial State Mortgage Company (since 1994),
(since 1999)                    The El Paso Mortgage Company (since 1993), Transland Financial Services, Inc.
Age: 66                         (since 1997); Chairman of the following private companies: Great Frontier
                                Insurance (insurance agency) (since 1995), Ambassador Media Corporation and
                                Broadway Ventures (since 1984); a director of the following public companies:
                                Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992)
                                and UNUMProvident (insurance company) (since 1991). Mr. Armstrong is also a
                                Director/Trustee of Campus Crusade for Christ and the Bradley Foundation.
                                Formerly a director of the following: Storage Technology Corporation (a publicly-held computer equipment company) (1991-February 2003), and
                                International Family Entertainment (television channel) (1992-1997), Frontier
                                Real Estate, Inc. (residential real estate brokerage) (1994-1999), and Frontier
                                Title (title insurance agency) (1995-June 1999); a U.S. Senator (January
                                1979-January 1991). Oversees 41 portfolios in the OppenheimerFunds complex.

Robert G. Avis,                 Formerly, Director and President of A.G. Edwards Capital, Inc. (General Partner
Trustee (since 1993)            of private equity funds) (until February 2001); Chairman, President and Chief
Age: 72                         Executive Officer of A.G. Edwards Capital, Inc. (until March 2000); Vice
                                Chairman and Director of A.G. Edwards, Inc. and Vice Chairman of A.G. Edwards &
                                Sons, Inc. (its brokerage company subsidiary) (until March 1999); Chairman of
                                A.G. Edwards Trust Company and A.G.E. Asset Management (investment advisor)
                                (until March 1999); and a Director (until March 2000) of A.G. Edwards & Sons and
                                A.G. Edwards Trust Company. Oversees 41 portfolios in the OppenheimerFunds complex.

George C. Bowen,                Formerly (until April 1999): Senior Vice President (from September 1987) and
Trustee (since 1997)            Treasurer (from March 1985) of the Manager; Vice President (from June 1983) and
Age: 67                         Treasurer (since March 1985) of OppenheimerFunds Distributor, Inc. (a subsidiary of the Manager); Senior Vice President (since February 1992), Treasurer (since
                                July 1991) Assistant Secretary and a director (since December 1991) of
                                Centennial Asset Management Corporation; Vice President (since October 1989) and
                                Treasurer (since April 1986) of HarbourView Asset Management Corporation (an
                                investment advisory subsidiary of the Manager); President, Treasurer and a director (June 1989-January 1990) of Centennial Capital Corporation (an
                                investment advisory subsidiary of the Manager); Vice President and Treasurer
                                (since August 1978) and Secretary (since April 1981) of Shareholder Services,
                                Inc. (a transfer agent subsidiary of the Manager); Vice President, Treasurer and
                                Secretary (since November 1989) of Shareholder Financial Services, Inc. (a
                                transfer agent subsidiary of the Manager); Assistant Treasurer (since March
                                1998) of Oppenheimer Acquisition Corp. (the Manager's parent corporation);
                                Treasurer (since November 1989) of Oppenheimer Partnership Holdings, Inc. (a
                                holding company subsidiary of the Manager); Vice President and Treasurer (since
                                July


36  |  OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

George C. Bowen,                1996) of Oppenheimer Real Asset Management, Inc. (an investment advisory
Continued                       subsidiary of the Manager); Chief Executive Officer and director (since March
                                1996) of MultiSource Services, Inc. (a broker-dealer subsidiary of the Manager);
                                Treasurer (since October 1997) of OppenheimerFunds International Ltd. and
                                OppenheimerFunds plc (offshore fund management subsidiaries of the Manager).
                                Oversees 41 portfolios in the OppenheimerFunds complex.

Edward L. Cameron,              A member of The Life Guard of Mount Vernon, George Washington's home (since June
Trustee (since 1999)            2000). Formerly (March 2001 - May 2002) Director of Genetic ID, Inc. and its
Age: 65                         subsidiaries (a privately held biotech company); a partner with
                                PricewaterhouseCoopers LLP (from 1974-1999) (an accounting firm) and Chairman
                                (from 1994-1998), Price Waterhouse LLP Global Investment Management Industry
                                Services Group. Oversees 41 portfolios in the OppenheimerFunds complex.

Jon S. Fossel,                  Chairman and Director (since 1998) of Rocky Mountain Elk Foundation (a
Trustee (since 1990)            not-for-profit foundation); and a director (since October 1999) of P.R.
Age: 61                         Pharmaceuticals (a privately held company) and UNUMProvident (an insurance company) (since June 1, 2002). Formerly Chairman and a director (until October
                                1996) and President and Chief Executive Officer (until October 1995) of the
                                Manager; President, Chief Executive Officer and a director of Oppenheimer
                                Acquisition Corp., Shareholders Services Inc. and Shareholder Financials
                                Services, Inc. (until October 1995). Oversees 41 portfolios in the
                                OppenheimerFunds complex.

Sam Freedman,                   Director of Colorado Uplift (a non-profit charity) (since September 1984).
Trustee (since 1996)            Formerly (until October 1994) Mr. Freedman held several positions in subsidiary
Age: 62                         or affiliated companies of the Manager. Oversees 41 portfolios in the
                                OppenheimerFunds complex.

Beverly L. Hamilton,            Trustee (since 1996) of MassMutual Institutional Funds and of MML Series
Trustee (since 2002)            Investment Fund (open-end investment companies); Director of MML Services (since
Age: 56                         April 1987) and America Funds Emerging Markets Growth Fund (since October 1991)
                                (both are investment companies), The California Endowment (a philanthropy organization) (since April 2002), and Community Hospital of Monterey Peninsula,
                                (since February 2002); a trustee (since February 2000) of Monterey International
                                Studies (an educational organization), and an advisor to Unilever (Holland)'s pension fund and to Credit Suisse First Boston's Sprout venture capital unit.
                                Mrs. Hamilton also is a member of the investment committees of the Rockefeller
                                Foundation, the University of Michigan and Hartford Hospital. Formerly,
                                President (February 1991-April 2000) ARCO Investment Management Company.
                                Oversees 42 portfolios in the OppenheimerFunds complex.

Robert J. Malone,               Chairman and CEO (since August 2003) of Steele Street Bank (a commercial bank
Trustee (since 2002)            entity), Director (since 2001) of Jones Knowledge, Inc. (a privately held
Age: 59                         company), U.S. Exploration, Inc., (since 1997), Colorado UpLIFT (a non-profit organization) (since 1986) and a trustee of the Gallagher Family Foundation
                                (non-profit organization) (since 2000). Formerly, Chairman of U.S. Bank (a subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April
                                1, 1999) and a director of Commercial Assets, Inc. (a REIT) (1993-2000).
                                Oversees 40 portfolios in the OppenheimerFunds complex.




37  |  OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

TRUSTEES AND OFFICERS  Unaudited / Continued


F. William Marshall, Jr.,       Trustee (since 1996) of MassMutual Institutional Funds and of MML Series
Trustee (since 2000)            Investment Fund (open-end investment companies); Trustee (since 1987), Chairman
Age: 61                         of the Board (since 2003) and Chairman of the investment committee (since 1994)
                                for the Worcester Polytech Institute; President and Treasurer (since January
                                1999) of the SIS Fund (a private not for profit charitable fund); Trustee (since
                                1995) of the Springfield Library and Museum Association; Trustee (since 1996) of the Community Music School of Springfield. Formerly, member of the investment committee of the Community Foundation of Western Massachusetts (1998 - 2003);
                                Chairman (January 1999-July 1999) of SIS & Family Bank, F.S.B. (formerly SIS
                                Bank); President, Chief Executive Officer and Director (May 1993-December 1998)
                                of SIS Bankcorp, Inc. and SIS Bank (formerly Springfield Institution for
                                Savings) and Executive Vice President (January 1999-July 1999) of Peoples
                                Heritage Financial Group, Inc. Oversees 43 portfolios in the OppenheimerFunds complex.

-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE              The address of Mr. Murphy in the chart below is Two World Financial Center, New
AND OFFICER                     York, NY 10080. Mr. Murphy serves for an indefinite term, until his resignation, death or removal.

John V. Murphy,                 Chairman, Chief Executive Officer and director (since June 2001) and President
President and Trustee           (since September 2000) of the Manager; President and a director or trustee of
(since 2001)                    other Oppenheimer funds; President and a director (since July 2001) of
Age: 54                         Oppenheimer Acquisition Corp. and of Oppenheimer Partnership Holdings, Inc.; a
                                director (since November 2001) of OppenheimerFunds Distributor, Inc.; Chairman
                                and a director (since July 2001) of Shareholder Services, Inc. and of
                                Shareholder Financial Services, Inc.; President and a director (since July 2001)
                                of OppenheimerFunds Legacy Program (a charitable trust program established by the Manager); a director of the following investment advisory subsidiaries of
                                OppenheimerFunds, Inc.: OFI Institutional Asset Management, Inc. and Centennial
                                Asset Management Corporation (since November 2001), HarbourView Asset Management
                                Corporation and OFI Private Investments, Inc. (since July 2001); President
                                (since November 1, 2001) and a director (since July 2001) of Oppenheimer Real
                                Asset Management, Inc.; a director (since November 2001) of Trinity Investment
                                Management Corp. and Tremont Advisers, Inc. (investment advisory affiliates of the Manager); Executive Vice President (since February 1997) of Massachusetts
                                Mutual Life Insurance Company (the Manager's parent company); a director (since
                                June 1995) of DLB Acquisition Corporation (a holding company that owns shares of
                                David L. Babson & Company, Inc.); formerly, Chief Operating Officer (September
                                2000-June 2001) of the Manager; President and trustee (November 1999-November
                                2001) of MML Series Investment Fund and MassMutual Institutional Funds (open-end investment companies); a director (September 1999-August 2000) of C.M. Life
                                Insurance Company; President, Chief Executive Officer and director (September
                                1999-August 2000) of MML Bay State Life Insurance Company; a director (June
                                1989-June 1998) of Emerald Isle Bancorp and Hibernia Savings Bank (a
                                wholly-owned subsidiary of Emerald Isle Bancorp). Oversees 75 portfolios in the
                                OppenheimerFunds complex.





38  |  OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

-----------------------------------------------------------------------------------------------------------------------------------
OFFICERS                        The address of the Officers in the chart below is as follows: for Messrs.
                                Manioudakis and Zack, Two World Financial Center, New York, NY 10080, for Mr.
                                Wixted, 6803 S. Tucson Way, Centennial, CO 80112-3924. Each Officer serves for an annual term or until his or her earlier resignation, death or removal.

Angelo Manioudakis,             Senior Vice President of the Manager (since April 2002); an officer of 12
Vice President (since 2002)     portfolios in the OppenheimerFunds complex; formerly Executive Director and
Age: 36                         portfolio manager for Miller, Anderson & Sherrerd, a division of Morgan Stanley
                                Investment Management (August 1993-April 2002).

Brian W. Wixted,                Senior Vice President and Treasurer (since March 1999) of the Manager; Treasurer
Treasurer (since 1999)          (since March 1999) of HarbourView Asset Management Corporation, Shareholder
Age: 44                         Services, Inc., Oppenheimer Real Asset Management Corporation, Shareholder
                                Financial Services, Inc., Oppenheimer Partnership Holdings, Inc., OFI Private
                                Investments, Inc. (since March 2000), OppenheimerFunds International Ltd. and
                                OppenheimerFunds plc (offshore fund management subsidiaries of the Manager)
                                (since May 2000) and OFI Institutional Asset Management, Inc. (since November
                                2000); Treasurer and Chief Financial Officer (since May 2000) of Oppenheimer
                                Trust Company (a trust company subsidiary of the Manager); Assistant Treasurer
                                (since March 1999) of Oppenheimer Acquisition Corp. and OppenheimerFunds Legacy
                                Program (since April 2000); formerly Principal and Chief Operating Officer
                                (March 1995-March 1999), Bankers Trust Company-Mutual Fund Services Division. An
                                officer of 91 portfolios in the OppenheimerFunds complex.

Robert G. Zack,                 Senior Vice President (since May 1985) and General Counsel (since February 2002)
Vice President and Secretary    of the Manager; General Counsel and a director (since November 2001) of
(since 2001)                    OppenheimerFunds Distributor, Inc.; Senior Vice President and General Counsel
Age: 55                         (since November 2001) of HarbourView Asset Management Corporation; Vice
                                President and a director (since November 2000) of Oppenheimer Partnership
                                Holdings, Inc.; Senior Vice President, General Counsel and a director (since
                                November 2001) of Shareholder Services, Inc., Shareholder Financial Services,
                                Inc., OFI Private Investments, Inc., Oppenheimer Trust Company and OFI
                                Institutional Asset Management, Inc.; General Counsel (since November 2001) of
                                Centennial Asset Management Corporation; a director (since November 2001) of
                                Oppenheimer Real Asset Management, Inc.; Assistant Secretary and a director
                                (since November 2001) of OppenheimerFunds International Ltd.; Vice President
                                (since November 2001) of OppenheimerFunds Legacy Program; Secretary (since
                                November 2001) of Oppenheimer Acquisition Corp.; formerly Acting General Counsel
                                (November 2001-February 2002) and Associate General Counsel (May 1981-October
                                2001) of the Manager; Assistant Secretary of Shareholder Services, Inc. (May
                                1985-November 2001), Shareholder Financial Services, Inc. (November
                                1989-November 2001); OppenheimerFunds International Ltd. And OppenheimerFunds
                                plc (October 1997-November 2001). An officer of 91 portfolios in the
                                OppenheimerFunds complex.





The Fund's Statement of Additional Information contains additional information about the Fund's Trustees and is available without charge upon request.

39  |  OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

ITEM 2.  CODE OF ETHICS

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

                  The Board of Trustees of the Fund has determined that Edward
L. Cameron, the Chairman of the Board's Audit Committee, and George C. Bowen, a member of the Board's Audit Committee, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as "audit committee financial experts," and has designated Messrs. Cameron and Bowen as the Audit Committee's financial experts. Messrs. Cameron and Bowen are "independent" Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES - NOT REQUIRED

ITEM 5.  NOT APPLICABLE

ITEM 6.  RESERVED

ITEM 7.  NOT APPLICABLE

ITEM 8.  RESERVED

ITEM 9.  CONTROLS AND PROCEDURES

          (a) Based on their evaluation of registrant's disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act of 1940 (17 CFR 270.30a-2(c)) as of September 30, 2003,
         registrant's principal executive officer and principal financial officer found registrant's disclosure controls and procedures to be appropriately designed to ensure that information required to be disclosed by registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

          (b) There have been no significant changes in registrant's internal controls or in other factors that could significantly affect registrant's internal controls subsequent to the date of the most recent evaluation as indicated, including no significant deficiencies or material weaknesses that required corrective action.

ITEM 10.  EXHIBITS.

(A) EXHIBIT ATTACHED HERETO. (ATTACH CODE OF ETHICS AS EXHIBIT)

(B) EXHIBITS ATTACHED HERETO. (ATTACH CERTIFICATIONS AS EXHIBITS)